Exhibit 10.1

Registration Rights Agreement

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 15, 2015, by and among Sucampo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the undersigned (the “Holders”, each a “Holder”, and together with the Company, the “Parties”).

Recitals

WHEREAS, the Holders beneficially own shares of Class A common stock, $0.01 par value per share (the “Class A Shares”), of the Company and in order to ensure orderly sales of those shares, the Company has agreed to register shares owned by the Holders under the Securities Act of 1933, as amended (the “Securities Act”) on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.          Definitions. In this Agreement the following terms shall have the following respective meanings:

“Agreement” has the meaning set forth in the preface.

“Blackout Period” has the meaning provided in Section 9.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Class A Shares” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preface.

“Company Indemnified Parties” has the meaning provided in Section 7(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Holder” and “Holders” has the meaning set forth in the preface.

“Indemnified Party” has the meaning provided in Section 7(c).

“Indemnifying Party” has the meaning provided in Section 7(c).

“Inspectors” has the meaning in Section 3(f).

“Parties” has the meaning provided in the preface.

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“Permitted Postponement” has the meaning provided in Section 5.

“Person” means an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

“Prospectus” means the prospectus or prospectuses included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing the Registration Statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution described in the Registration Statement, and the declaration or ordering of the effectiveness of the Registration Statement by the Commission.

“Records” has the meaning in Section 3(f).

“Registration Expenses” means all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in connection with any attempted or completed registration pursuant to this Agreement, including the following: (a) registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities laws; (c) printing, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company; (f) fees and expenses of listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; (g) fees and expenses associated with any filing with the Financial Industry Regulatory Authority required to be made in connection with the Registration Statement; and (h) reasonable expenses relating to all marketing and promotional efforts requested by the managing underwriters.

“Registered Offering” has the meaning provided in Section 9.

“Registrable Shares” means the Class A Shares owned by each respective Holder as set forth on the signature page of this Agreement and including any other securities with respect to or in exchange for Registrable Shares, whether by merger, charter amendment or otherwise; provided, that, securities shall cease to be Registrable Shares upon (x) a registration statement covering such Class A Shares has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, or (y), solely with respect to a Holder who is subject to volume limitations pursuant to Rule 144 as of the date hereof, all such securities may be sold pursuant to Rule 144 within a three (3) month period. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire directly or indirectly such Registrable Shares (upon conversion or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

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“Registration Statement” means the registration statement of the Company which covers the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to the Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in the Registration Statement.

“Rule 144” means Rule 144 promulgated under the Securities Act (or any similar rule then in force).

“Securities Act” has the meaning set forth in the recitals and also includes the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” means all discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals, fees, expenses of counsel to any Holder and stock transfer taxes applicable to any sale of Registrable Shares.

“Shelf Registration” has the meaning set forth in the Section 2(a).

Section 2.          Registration.

(a)        Shelf Registration. Within thirty (30) days from the date first written above, the Company shall file a Registration Statement on Form S-3 or another appropriate form (the “Shelf Registration”) pursuant to Rule 415 under the Securities Act relating to the resale of the Registrable Shares in the amounts for each Holder set forth on Appendix A in an offering to be made on a continuous basis. The “Plan of Distribution” section of such Shelf Registration shall permit all lawful means of disposition of Registrable Shares, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. The Company agrees to use commercially reasonable efforts to cause such Shelf Registration to be declared effective by the Commission. The Company agrees to use commercially reasonable efforts to keep such Shelf Registration effective until the date that is the earlier of (such period, the “Initial Term”) (i) the date on which the Registrable Shares have been disposed of by the Holders, (ii) two (2) years following the date on which the Registration Statement first becomes effective (but one year if the Company is not continuously able to use Form S-3 during such period unless the Company is not permitted by applicable law to maintain the effectiveness for one year, and then for such shorter period as is permitted) and (iii) the date on which it is no longer necessary to keep the Shelf Registration effective because all of the Registrable Shares may be sold without restriction pursuant to Rule 144.

(b)        Types of Offerings. At such time as the Holders of Registrable Shares notify the Company in writing of their desire to sell securities under the Shelf Registration, a representative of the Holders and the Company will confer as to the plan of distribution to be utilized. Following such conference the Company shall have the right to select (i) the plan of distribution based on a good faith reasonable determination considering the best interests of both the Company and such Holders and (ii), if applicable, the underwriter(s) and manager(s), placement agent or brokers for any offering under the Shelf Registration, subject, in the case of the selection of the managing underwriter(s), to the approval of the Holders, which approval shall not be unreasonably withheld.

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Section 3.          Registration Procedures. The Company shall, subject to the provisions hereof, use its reasonable best efforts to effect the registration of the Registrable Shares, and pursuant thereto the Company shall as soon as reasonably practicable:

(a)        Prepare and file with the Commission such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective pursuant to the terms of Section 2(a), and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares in accordance with the intended methods of disposition set forth in the Registration Statement.

(b)        Notify each Holder, promptly after the Company receives notice thereof, of the time when the Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed.

(c)        Furnish to each Holder such number of copies of the Prospectus included in the Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder.

(d)        Use its reasonable best efforts to register or qualify the Registrable Shares under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Shares owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 3(d).

(e)        Notify each Holder, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

(f)        Subject to Section 5, make available, during normal business hours and upon prior written notice, for inspection by any Holder, and any attorney, accountant or other agent retained by any such Holder (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector for the sole purpose of enabling the Holders and Inspectors to conduct due diligence with respect to the Company and the accuracy of the Registration Statement.

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(g)        Provide a transfer agent and registrar (which may be the same entity) for all the Registrable Shares not later than the effective date of such registration.

(h)        Use its reasonable best efforts to cause the Registrable Shares to be listed on each securities exchange on which the Class A Shares are then listed or, if the Class A Shares are not then listed, on the quotation service on which the Class A Shares are then quoted for trading.

(i)         In connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the managing underwriter of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, making appropriate officers of the Company reasonably available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of such Registrable Shares).

(j)         Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of the Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

(k)        In the case of an underwritten offering, obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the underwriters may reasonably request.

(l)         Without limiting Section 3(d) above, use its reasonable best efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of the Registrable Shares in accordance with their intended method of distribution thereof.

(m)       Notify the Holders promptly of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information.

(n)        Advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening in writing of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

Section 4.          Expenses of Registration. The Company shall pay the Registration Expenses incurred in connection with Registration, qualification or compliance as provided for in this Agreement. Selling Expenses incurred in connection with the sale of Registrable Shares by each Holder shall be borne by such Holder and each Holder shall pay the expenses of its own counsel.

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Section 5.          Permitted Postponement. Notwithstanding anything to the contrary, the Company may suspend the use of the Prospectus included in the Registration Statement for up to ninety (90) days if the Company’s Board determines in its good faith judgment that the use thereof would (i) materially and adversely affect any material corporate event; (ii) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Company; (iii) otherwise require disclosure of nonpublic information that the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time; or (iv) render the Company unable to comply with requirements under the Securities Act or Exchange Act (a “Permitted Postponement”). The Company may not utilize its right under this Section 5 to effect a Permitted Postponement pursuant to clauses (i) or (ii) in the immediately preceding sentence more than once in any 12-month period. The Company shall promptly (i) notify the Holders in writing of the existence of (but in no event shall the Company disclose to the Holders any of the facts or circumstances regarding) the event giving rise to a Permitted Postponement; (ii) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Permitted Postponement; and (iii) use commercially reasonable efforts to terminate a Permitted Postponement as promptly as practicable.

Section 6.         SEC Reductions. In the event the Company is required by the Commission to reduce the number of Registrable Shares being registered for resale on the Registration Statement filed with the Commission pursuant to this Agreement, then unless otherwise required by the Commission or agreed to among the Holders, the number of Registrable Shares included in the Registration Statement shall be allocated among the Holders on a pro rata basis based on the number of Registrable Shares included in the Registration Statement by each Holder unless the Holders agree to a different method of allocation.  The Company shall notify the Holders in the event of any such reduction.

Section 7.          Indemnification.

(a)        The Company will (i) indemnify each Holder, and its officers, directors, members, partners and managers, and any Person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) reimburse such Holder for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (A) an offer or sale of Registrable Shares occurring during a Permitted Postponement or Blackout Period, or (B) any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with information furnished in writing to the Company by the Holder for inclusion therein; and, provided further, that the Company shall not be liable with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such expenses, claims, losses, damages and liabilities result from the fact that Registrable Shares were sold to a Person as to whom it shall be established that there was not sent or given at or prior to the written confirmation of such sale a copy of the prospectus as then amended or supplemented under circumstances where such delivery is required under the Securities Act, if the Company shall have previously furnished copies thereof to such Indemnified Party, and the expense, claim, loss, damage or liability of such Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus or the preliminary prospectus supplement, which was corrected in the prospectus.

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(b)       Each Holder agrees, severally and not jointly to, (i) indemnify the Company, each of its directors, officers, employees, agents and representatives, and each Person who controls the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Parties”), against all expenses, claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement in reliance upon and in conformity with information furnished in writing to the Company by such Holder and/or any agent of the Holder for inclusion therein, or (B) any failure by such Holder and/or any agent of the Holder to deliver a prospectus where such delivery is required under the Securities Act, the Company shall have furnished copies of such prospectus to such Holder in sufficient quantities to permit such Holder to satisfy such obligations, and such prospectus corrected an untrue statement or omission of a material fact contained in a preliminary prospectus, and (ii) reimburse the Company Indemnified Parties for all reasonable legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred. In no event shall any Holder be liable under this Section 7 (b) for any amount in excess of the total amount received by such Holder with respect to its sale of Registrable Shares pursuant to the Registration Statement.

(c)       Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 7 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party, which counsel shall be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action within a reasonable period of time upon becoming aware of such action, or the Indemnified Party shall have reasonably concluded that there exists an actual and material conflict of interest between the Indemnified Party and the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release of the Indemnified Party from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

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(d)       If the indemnification provided for in this Section 7 is unavailable to a party that would have been an Indemnified Party under this Section 7 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then the party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission (or alleged statement or omission), which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(d).

(e)       No person guilty of fraudulent misrepresentation (as provided for in Section 11 of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 8.         Obligations of the Holders.

(a)       Generally. Each Holder shall furnish to the Company such information and execute such documents as the Company may reasonably request and as shall be required in connection with the Registration Statement, any Prospectus and any related proceedings referred to in this Agreement. If a Holder fails to provide the Company with such information within five (5) business days of receipt of the Company’s request, the Company’s obligations under this Agreement with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended and/or excluded until or unless the Holder provides such information.

(b)       Participation in Underwritten Registrations. No Holder may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(c)       Cooperation. The Holders agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless any such Holder has notified the Company in writing of its election to exclude all of its Registrable Shares from the Registration Statement.

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(d)       Permitted Postponement.  Each Holder agrees that, upon receipt of any notice from the Company of the commencement of a Permitted Postponement pursuant to Section 5, the Holder will immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement covering the Registrable Shares, until otherwise notified in writing by the Company or until the Holder’s receipt of the copies of the supplemented or amended Prospectus filed with the Commission and until any related post-effective amendment is declared effective and, if so directed by the Company and the Holder shall deliver to the Company or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Shares current at the time of receipt of such notice.

(e)       Prospectus Delivery Requirements. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Shares pursuant to the Registration Statement.

Section 9.         Black-Out Period. Each Holder of Registrable Shares hereby agrees, if requested by the Company, or the Company’s underwriters or financial advisors, in one or more offerings of the Company’s securities pursuant to a registration statement filed with the Commission (a “Registered Offering), not to effect any sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities during the period (such period, a “Blackout Period”) prior to, and during the one hundred and eighty (180) day period beginning on, the date of pricing of each such Registered Offering, or such other reasonable and customary period of time as requested by the underwriters or financial advisors. Notwithstanding the foregoing, the Company may not utilize its right under this Section 9 to effect a Blackout Period on more than one occasion during the Initial Term without the prior written consent of the Holders representing at least a majority of the then Registrable Shares.

Section 10.       Miscellaneous.

(a)       Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of laws. Any action or proceeding brought for the purpose of enforcement of any term or provision of this Agreement shall be brought only in the federal or state courts sitting in New York and the parties hereby waive any and all rights to trial by jury.

(b)       Entire Agreement. This Agreement (i) constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the Parties any rights or remedies.

(c)       Amendment. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holders representing at least a majority of the then Registrable Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

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(d)       Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the addresses set forth on the signature pages hereto (or at such other address for a Party as shall be specified by like notice).

(e)       Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and facsimile or electronic delivery of this Agreement is legal, valid and binding for all purposes.

(f)        Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(g)        Severability. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

(h)        Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Parties will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(i)         Anti-Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Party. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

(j)        Attorneys’ Fees. If the Company or a Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

(k)       Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the Company will provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holder hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

SUCAMPO PHARMACEUTICALS INC.,
a Delaware corporation
Address:	4520 East-West Highway, 3rd Floor
Bethesda, MD 20814

By:	/s/ PETER S. GREENLEAF
Name: Peter S. Greenleaf
Title: Chief Executive Officer

HOLDERS:

S&R TECHNOLOGY HOLDINGS, LLC
Address:

By:	/s/ SACHIKO KUNO
Name:	Sachiko Kuno
Title:	Managing Member

S&R FOUNDATION
Address:

By:	/s/ SACHIKO KUNO
Name:	Sachiko Kuno
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

/s/ RYUJI UENO
RYUJI UENO, M.D., PH.D., PH.D.

Address:

/s/ SACHIKO KUNO
Sachiko Kuno, PH.D.

Address:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

APPENDIX A

REGISTRABLE SHARES

Holder	Registrable Shares

S&R Technology Holdings, LLC	21,460,802

S&R Foundation	3,800,566

Ryuji Ueno, M.D., Ph.D., Ph.D.	353,530

Sachiko Kuno, Ph.D.	60,357